SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  March 7, 2001
                                (Date of Report)



                                 ENERCORP, INC.

             (Exact Name of Registrant as specified in its charter)


               Colorado                   0-9083               84-0768802
             ------------------         ------------          ------------
             (State or other             (Commission        (I.R.S. Employer
              jurisdiction of            file number)     Identification Number)
              incorporation or
              organization)


              32751 Middlebelt Road, Suite B
              Farmington Hills, Michigan                             48334
              --------------------------                             -----
              (Address of Principal Executive Offices)             (Zip Code)


             Registrant's telephone number, including area code: (248) 851-5651
                                                                 --------------



       Former name or former address, if changed from last report:        N/A
                                                                          ----

Item 2.  Disposition of Assets

On March 7, 2001, the Registrant sold 1,077,800 shares of the common stock it held in Williams Controls, Inc., and on March 12, 2001 the Registrant sold an additional 574,529 shares of Williams Controls, Inc., for a total of 1,652,329 shares, representing all the shares of Williams Controls, Inc. common stock owned by the Registrant at the time of this filing. These shares were acquired by the Registrant in transactions between April 1991 and August 1998. The shares were sold in open market transactions through an unaffiliated broker. The broker received a sales commission considered by the Registrant to be reasonable and customary. Upon settlement of the trades, the Registrant expects to receive proceeds of $1.50 per share less the sales commissions, for total net proceeds of approximately $2,424,800. These proceeds will be used to pay off the Company's demand loan from a bank with a balance of $2,141,649 plus accrued interest, and make payments of or toward other debt obligations and payables that the Company has outstanding.

The demand loan was obtained from a bank in July 1997 and is secured by shares of common stock of Williams Controls, Inc. and Ajay Sports, Inc. that the Registrant has held in its investee portfolio for a number of years. The Registrant has been out of compliance with the terms of the loan agreement for over one year. Under the terms of the demand loan, the bank has the right to demand immediate payment on the loan by the Registrant at any time. The bank disallowed any further advances against the credit line until the loan was brought back into formula, either through loan paydown or through the providing of additional collateral acceptable to the bank. The Registrant has been unable to pay down the loan or provide additional security acceptable to the bank, although through February 28, 2001 the Registrant has been able to meet its monthly interest payment obligations. The loan remains out of compliance and, based on recent discussions with the bank, the Registrant believed that the bank would make demand for payment of the entire loan amount and all accrued unpaid interest on March 31, 2001 or shortly thereafter if the March 31, 2001 interest payment was not made. The Registrant lacks the liquidity to continue paying monthly interest payments and, absent sales of portfolio securities, would be unable to meet its March interest payment obligations to the bank. Due to uncertain and volatile market conditions, the Registrant determined that it would be more prudent for it to voluntarily sell portfolio securities as reported herein, using the proceeds to repay the loan, rather than risk the bank's demand for payment and foreclosure of the collateral portfolio securities.

The Registrant continues to hold its other principal common stock investments in CompuSonics Video Corporation (10,001,751 shares), Ajay Sports, Inc. (310,785 common and 2,000 preferred shares) and ProGolf International, Inc. (7,450 shares), and continues to hold 200,000 warrants in Williams Controls, Inc., which are fully vested at the time of this filing.

 Item 7.  Financial Statements

 Unaudited proforma financial statements for the Registrant have been prepared and are included on the following pages. They present the December 31, 2000 balance sheet and both the June 30, 2000 and December 31, 2000 Statements of Operations, as if the stock of Williams Controls, Inc., and liabilities related to that asset had not been a part of the company beginning as of June 30, 1999.

The financial statements and notes to the financial statements for the Registrant's Form 10-K filed for the period ended June 30, 2000 and Form 10-Q filed for the period ended December 31, 2000 are incorporated by reference herein. The unaudited proforma financial statements presented herein include the actual financial results for the periods mentioned, adjustments resulting from removal of the Williams Controls, Inc. shares and related liabilities, and the proforma results after adjustments.

                                 Enercorp, Inc.
                      Statements of Operations (unuadited)


                                             Actual                  Proforma
                                            Year ended               Year ended
                                            -----------------------------------
                                            06/30/00    Adjustments  06/30/00
                                            --------    -----------  ---------
REVENUES
    Interest income                       $      187   $        0   $       187
    Interest income from related entities     30,250            0        30,250
    Consulting fees from related companies    22,000            0        22,000
    Net realized gain on sale of investments 461,358            0       461,358
    Dividend income from affiliated company        0            0             0
                                           ---------   ----------   ------------
                                             513,795            0       513,795
                                           ---------   ----------   ------------

EXPENSES
    Salaries - officer                        78,500            0        78,500
    Bonus expense - officer                        0            0             0
    Directors' fees                            1,000            0         1,000
    Staff salaries                                 0            0             0
    Legal, accounting and other
           professional fees                  24,073            0        24,073
    Interest expense - other                 217,885     (217,885)            0
    Bad debt expense                           7,554            0         7,554
    Other general and administrative expenses 29,374            0        29,374
                                            --------   ----------    -----------
                                             358,387     (217,885)      140,502
                                            --------    ---------    -----------

    Net gain (loss) from operations before
             taxes                           155,408      217,885       373,293
    Income taxes (Note 5)                   (155,000)           0      (155,000)
                                            --------    ---------    -----------

    Net gain (loss) from operations after taxes  408      217,885       218,293
                                            --------    ---------    -----------

    Net unrealized gain (loss) on investments
           before taxes                    (2,730,231)  2,039,470      (690,761)
    Income taxes (Note 5)                     928,000    (693,212)      234,788
                                            ---------   ----------    ----------

    Net unrealized gain (loss) on investment
           after taxes                     (1,802,231)   1,346,258     (455,973)
                                            ---------  -----------    ----------

    Increase (decrease) in net assets
          resulting from operations        (1,801,823)   $1,564,143 $  (237,680)
                                            ==========   ==========   ==========
    Increase (decrease) in net assets
          per share                        $    (2.59)   $           $    (0.34)
                                            ==========   ==========   ==========

                                 Enercorp, Inc.
                 Proforma Statements of Operations (unaudited)

                                               6 Mos. Ended                    6 Mos. Ende
                                               12/31/2000                      12/31/2000
                                                 Actual        Adjustments      Proforma
                                             ---------------  ------------  --------------
REVENUES
    Interest income from related entities   $       1,640   $               $      1,640
    Net realized gain on sale of investments        8,464                          8,464
                                             -------------   ------------    ------------
                                                    10,104             0          10,104
                                             -------------    -----------    ------------
EXPENSES
    Salaries - officer                                  0               0              0
    Legal, accounting and other professional fees   7,412               0          7,412
    Interest expense - other                      116,251        (116,251)             0
    Bad debt expense                                1,471               0          1,471
    Other general and administrative expenses       8,378               0          8,378
                                              -----------     -----------    -----------
                                                  133,512        (116,251)       17,261
                                              -----------     -------------   ----------
    Net gain (loss) from operations before taxes (123,408)         116,251        (7,157)
    Income taxes (Note 5)                               0                0             0
                                               -----------     -----------     ---------
    Net gain (loss) from operations after taxes  (123,408)         116,251        (7,157)
                                               -----------     -----------     ---------
    Net unrealized gain (loss) on investmts
         before taxes                          (1,807,656)       1,575,000      (232,656)
    Income taxes (Note 5)                               0                0             0
                                               -----------     -----------     ---------
    Net unrealized gain (loss) on investment
         after taxes                           (1,807,656)       1,575,000      (232,656)
                                               -----------    ------------     ----------
    Increase (decrease) in net assets from
         operations                           $(1,931,064)  $    1,691,251  $   (239,813)
                                              ============    =============   ===========
    Increase (decrease) in net assets per
          share                               $     (2.77)  $         2.43  $      (0.34)
                                              ============    =============   ===========

                                 Enercorp, Inc.
            Proforma Statements of Assets and Liabilities (unaudited)

                                                                   Actual                     Proforma
ASSETS                                                            12/31/00    Adjustments    12/31/00
                                                                  --------    --------      --------

    Investments at fair value                                    $ 2,065,109 $ (1,422,476)  $ 642,633
    Cash                                                               1,684            0       1,684
    Accounts receivable - related party                               17,848            0      17,848
    Accrued interest receivable - net of allowance for
       uncollectible interest receivable of $21,735 and
       $20,264 at Dec. 31, 2000 and June 30, 2000, respectively        6,268            0       6,268
    Notes receivable - related parties,  net of allowance for
       uncollectible notes receivable of $27,776 at Dec. 31, 2000
       and $27,776 at June 30, 2000                                    3,086            0       3,086
    Furniture and fixtures, net of accumulated depreciation of $10,568
       at Dec. 30, 2000 and $9,633 at June 30, 2000, respectively      1,869            0       1,869
    Other assets                                                         678            0         678
                                                                     --------     --------    --------
                                                                 $ 2,096,542  $ (1,422,476)$  674,066
                                                                   ========       ========    ========

LIABILITIES AND NET ASSETS

Liabilities
    Note payable - bank                                          $ 2,141,649  $ (2,141,649)  $      0
    Note payable - Other                                             145,500      (145,500)         0
    Accounts payable and accrued liabilities                          14,413             0     14,413
    Deferred tax liability                                                 0             0          0
                                                                    --------      --------     --------
                                                                   2,301,562    (2,287,149)    14,413
                                                                    --------      --------     --------
Net assets
    Common stock, no par value: 10,000,000 shares authorized
       695,897 shares issued and outstanding at Dec. 31, 2000
       and June 30, 2000, respectively                             1,888,251             0  1,888,251


    Preferred stock, no par value:  1,000,000 shares
       authorized, -0- issued and outstanding                              0             0          0

    Accumulated deficit                                           (1,961,492)      116,251  (1,845,241)

    Unrealized net gain on investments, net of def
         deferred income taxes                                      (131,779)      748,422     616,643
                                                                    --------      --------     --------
                                                                    (205,020)      864,673     659,653
                                                                    --------      --------     --------
                                                                 $ 2,096,542  $ (1,422,476)  $ 674,066
                                                                   ========       ========     ========

Explanatory Notes to the Unaudited Proforma Financial Statements

Statements of Operations - June 30, 2000:

No adjustments were made to Revenues. Interest on loans was reduced to zero to reflect that the company would not have had bank debt and other loans outstanding and therefore would not have had to pay interest on the debt. Therefore, the reported gain from operations after taxes of $408 for the period ended June 30, 2000 was adjusted by $217,885, resulting in a proforma gain from operations after taxes of $218,293. An unrealized loss on the stock of Williams Controls would not have been recognized, so an unrealized loss of $2,039,470 was removed, as was the income tax benefit related to the unrealized loss. Instead of the reported actual ($1,801,823) decrease in net assets resulting from operations, the Registrant would have reported a decrease in net assets resulting from operations of ($237,680) on an unaudited proforma basis.

Statements of Operations - December 31, 2000:

No adjustments to Revenues were made for the six months ended December 31, 2000. Interest on loans of $116,251 was reduced to zero to reflect that the company would not have had bank debt and other loans outstanding and therefore would not have had to pay interest on the debt. This would have resulted in a proforma net loss from operations of ($7,157) as compared to the actual loss from operations of ($123,408). An unrealized loss on the stock of Williams Controls would not have been recognized, so the unrealized loss of $1,575,000 on the Williams Controls stock was removed. Instead of the reported ($1,931,064) decrease in net assets resulting from operations, the Registrant would have reported a decrease in net assets resulting from operations of ($239,813) on an unaudited proforma basis.

Balance Sheet - December 31, 2000

The balance sheet for the period December 31, 2000 was adjusted to remove the $1,422,476 value of the Williams Controls shares owned by the Registrant, along with the removal of the corresponding Notes Payable of $2,287,149. The accumulated deficit was adjusted to reflect the improvement in net loss from operations after taxes during the six month period ended 12/31/00, as was the unrealized net gain on investments, net of deferred income taxes. The unaudited proforma net asset value of the Registrant would have improved from ($205,020) to $659,653, to $.95 per share net asset value.

                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: March 22, 2001

                                 ENERCORP, INC.


                                  By: \s\Robert R. Hebard
                                       ------------------------------
                                       Robert R. Hebard, President